Exhibit 10.1

LIMITED CONSENT AND RELEASE

This LIMITED CONSENT AND RELEASE (this “Agreement”), dated as of June 9, 2023, is by and among JOHN BEAN TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), JOHN BEAN TECHNOLOGIES EUROPE B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Rotterdam, the Netherlands (the “Dutch Borrower” and, collectively with the Company, the “Borrowers”), the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of December 14, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed, to consent to the sale or other disposition by the Company and its applicable Subsidiaries of the Equity Interests of JBT AeroTech Corporation, a Delaware corporation (“AeroTech”), the Local Transferred Assets (as defined in that certain Stock and Asset Purchase Agreement, dated as of May 26, 2023, among the Company, AeroTech, and Oshkosh Corporation, a Wisconsin corporation (as in effect on the date hereof or such other form reasonably approved by the Administrative Agent, the “AeroTech Purchase Agreement”)), and other assets that are part of the business of the Company comprising the Company’s AeroTech segment (as described in the Company’s most recently filed Form 10-K for the fiscal year ended December 31, 2022), in each case pursuant to the terms of the AeroTech Purchase Agreement (such sale or other disposition pursuant to the AeroTech Purchase Agreement, the “Proposed AeroTech Disposition”; or such sale or disposition pursuant to a similar purchase agreement with another third party that is on arm’s length terms and reflects a fair market value purchase price for the Equity Interests and assets being sold pursuant thereto as determined in good faith by the Borrower, an “Alternative AeroTech Disposition”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Capitalized Terms. All capitalized terms not otherwise defined in this Agreement (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2. Limited Consent. Effective as of the date hereof and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Administrative Agent and each of the Lenders party hereto hereby consent, notwithstanding the terms of the Credit Agreement (including Section 6.03 and Section 6.08 thereto), to (a) the Proposed AeroTech Disposition and (b) an Alternative AeroTech Disposition so long as, with respect to this clause (b) and determined at the time a definitive agreement with respect to any such Alternative AeroTech Disposition is entered into by the Company and its applicable Subsidiaries, (i) no Default or Event of Default shall have occurred and be continuing, (ii) after giving effect to any such Alternative AeroTech Disposition, the Company shall be in compliance on a pro forma basis with the financial covenants contained in Section 6.11 of the Credit Agreement recomputed as of the last day of the most recently ended fiscal quarter of the Company for which financial statements are available, and (iii) the Company shall have delivered a compliance certificate to the Administrative Agent demonstrating compliance with the requirements set forth in clauses (i) and (ii) above (such consent set forth in this Section 2, the “Limited Consent”). The Limited Consent set forth in this Section 2 is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected thereby.

Section 3. Conditions to Effectiveness. The effectiveness of this Agreement and the Limited Consent set forth in Section 2 above shall be subject to (a) the Administrative Agent’s receipt of duly executed counterparts of this Agreement executed by each Borrower, the Administrative Agent, and the Required Lenders, and (b) unless waived by the Administrative Agent, the Company shall have paid all fees and expenses due to the Administrative Agent, the Lenders, and counsel to the Administrative Agent required to be paid on or prior to the date of this Agreement.

Section 4. Release of Subsidiary Guarantors. The Lenders party hereto and the Administrative Agent agree, automatically upon the consummation of the Proposed AeroTech Disposition or Alternative AeroTech Disposition (solely to the extent such Subsidiaries are sold pursuant thereto) that (a) each of AeroTech and JBT LEKTRO, Inc., an Oregon corporation (such released Subsidiary Guarantors, the “Released Subsidiary Guarantors”) are hereby released and discharged from their respective obligations as a “Subsidiary Guarantor” under the Loan Documents and shall no longer be a “Guarantor” or a “Loan Party” under the Credit Agreement or any other Loan Document, and (b) all Liens, encumbrances, pledges and security interests granted by the Released Subsidiary Guarantors in such Person’s assets pursuant to the Loan Documents shall be released and terminated, and the Administrative Agent hereby reassigns and retransfers to each applicable Released Subsidiary Guarantor all rights, interest and title of the Administrative Agent in and to the assets subject to the Loan Documents. The Lenders agree that the Administrative Agent, at the request and expense of the Company, shall execute and deliver without recourse, representation or warranty all releases or other documents as are reasonably necessary or appropriate for the release of the Liens created on the Released Subsidiary Guarantor’s assets under the Loan Documents and deliver such other release documents and take such actions as are necessary or reasonably requested by the Company to evidence the termination and release of the Liens and security interests securing the Released Subsidiary Guarantor’s obligations under the Credit Agreement and the Loan Documents.

Section 5. Representations and Warranties of the Loan Parties. Each Borrower represents and warrants, on behalf of itself and each Loan Party, as of the date hereof as follows:

(a) The execution, delivery and performance by each Loan Party of its obligations in connection with this Agreement are within its corporate (or other organizational) powers, have been duly authorized by all necessary corporate (or other organizational) action and do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws or similar organizing or governing documents of such Loan Party, (ii) contravene any applicable law which is applicable to such Loan Party or (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture or instrument or other material agreement to which such Loan Party is a party, by which it or any of its properties is bound or to which it is subject, except, in the case of clauses (ii) and (iii) above, to the extent such contraventions, conflicts, breaches or defaults could not reasonably be expected to have a Material Adverse Effect.

(b) Each Borrower has validly executed and delivered this Agreement on behalf of itself and each other Loan Party. This Agreement constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(c) No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by each Loan Party of this Agreement, except (i) such as have been obtained or made and are in full force and effect, and (ii) those which, if not obtained or made, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(d) After giving effect to this Agreement, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

(e) No Default or Event of Default has occurred and is continuing or shall exist after giving effect to this Agreement.

Section 6. Reference to and Effect on the Loan Documents.

(a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Agreement and this Agreement shall constitute a Loan Document.

(b) The Credit Agreement and each of the other Loan Documents, as specifically modified by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents.

Section 7. Reaffirmations. Each Borrower, on behalf of itself and each Loan Party, (a) consents to this Agreement and, except with respect to the release expressly provided for in this Agreement, agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

Section 8. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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Section 10. Entire Agreement. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Lead Arrangers, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

JOHN BEAN TECHNOLOGIES CORPORATION, as Company

By:	/s/ Gregory A. Packard
Name:	Gregory A. Packard
Title:	Vice President and Treasurer

JOHN BEAN TECHNOLOGIES EUROPE B.V.,
as Dutch Borrower

By:	/s/ Gregory A. Packard
Name:	Gregory A. Packard
Title:	Director / Authorized Signatory

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Greg Strauss
Name:	Greg Strauss
Title:	Managing Director

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Richard Barritt
Name:	Richard Barritt
Title:	Executive Director

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Thomas Hasenauer
Name:	Thomas Hasenauer
Title:	Managing Director

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

CITIBANK, N.A., as a Lender

By:	/s/ Stephen E. Green
Name:	Stephen E. Green
Title:	Director

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

MUFG BANK, LTD., as a Lender

By:	/s/ James Chaon
Name:	James Chaon
Title:	Authorized Signatory

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James N. DeVries
Name:	James N. DeVries
Title:	Senior Vice President

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donna Benson
Name:	Donna Benson
Title:	Assistant Vice President

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

TRUIST BANK, as a Lender

By:	/s/ Troy Weaver
Name:	Troy Weaver
Title:	Managing Director

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Piet Hein Knoook
Name:	Piet Hein Knoook
Title:	Executive Director

By:	/s/ Regan Rybarczyk
Name:	Regan Rybarczyk
Title:	Vice President

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Lisa DeCristofaro
Name:	Lisa DeCristofaro
Title:	SVP

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

BARCLAYS BANK PLC, as a Lender

By:	/s/ Warren Veech III
Name:	Warren Veech III
Title:	Vice President

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)

CITY NATIONAL BANK, as a Lender

By:	/s/ Yvonne Mondragon
Name:	Yvonne Mondragon
Title:	Vice President

John Bean Technologies Corporation

Signature Page to Limited Consent and Release (AeroTech Disposition)